UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

Kraft Foods Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lakes Drive, Northfield, Illinois		60093
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(847) 646-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In our Current Report on Form 8-K filed with the SEC on November 7, 2007, we reported that Lois D. Juliber and Frank G. Zarb had been appointed to the Kraft Board of Directors. We are filing this Amendment No. 1 to that Form 8-K to confirm that there are no related persons transactions under Item 404(a) of Regulation S-K between Kraft and Ms. Juliber and between Kraft and Mr. Zarb.

In addition, Ms. Juliber is named to the Compensation Committee and the Public Affairs Committee of the Board, effective February 1, 2008. Mr. Zarb is named to the Audit Committee and the Public Affairs Committee, effective February 1, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

December 13, 2007	By:	/s/ Carol J. Ward

Name: Carol J. Ward
Title: Vice President and Corporate Secretary